UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001‑34691	55‑0886410
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

3 Allied Drive, Suite 115
Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code (617) 977‑2400)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Item 7.01             Regulation FD Disclosure.

On May 8, 2019,  APLP Holdings Limited Partnership (“APLP Holdings”), a wholly-owned subsidiary of Atlantic Power Corporation (the “Company”), will provide to the lenders under its senior secured credit facilities the unaudited consolidated financial statements of APLP Holdings for the three months ended March 31,  2019 and 2018  (the “APLP Holdings Financial Statements”), which are attached hereto as Exhibit 99.1 and incorporated by reference herein. The APLP Holdings Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States and are expressed in U.S. dollars. The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with the information contained in the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing. The Company does not undertake any obligation to update the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Consolidated Financial Statements of APLP Holdings (unaudited) for the three months ended March 31, 2019 and 2018.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Consolidated Financial Statements of APLP Holdings for the three months ended March 31, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: May 8, 2019	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer